                                                                    Exhibti 99.1

                        AMENDMENT NO. 1 TO LOAN DOCUMENTS

      This AMENDMENT NO. 1 TO LOAN DOCUMENTS (this  "Amendment"),  dated as of
October 3,  2007,  is  entered  into  by and  among  SWMX,  Inc.,  a  Delaware corporation,  and  Softwave  Media  Exchange,  Inc.,  a  Delaware  corporation
(jointly and severally,  the "Borrower"),  and BlueCrest Capital Finance, L.P.
(the "Lender"), with respect to the following:

      A. The Borrower and the Lender have  previously  entered into that certain
Loan and Security Agreement No. V07106 dated as of March 23, 2007 (the "Existing
Credit  Agreement"  and as the same may be amended,  restated,  supplemented  or otherwise modified and in effect from time to time,  including,  but not limited to, by this Amendment,  the "Credit Agreement").  Capitalized terms used but not defined in this Amendment shall have the meanings  ascribed to such terms in the
Credit Agreement.

      B. The Borrower has requested  certain  amendments to the Existing  Credit
Agreement and Other Agreements as set forth below.

      C. The Lender is willing to grant such  requests  on the terms and subject to the conditions set forth in this Amendment.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. EFFECTIVENESS.  The effectiveness of the provisions of Sections 2 and 3 of this Amendment is subject to the satisfaction of the conditions further described in Section 4 of this Amendment.

            2. WAIVER.

                  (a)  On  the  terms  of  this   waiver  and   subject  to  the
satisfaction  of the  conditions  precedent  set forth in  Section 4 below,  the
Lender hereby waives the Events of Default under the Existing  Credit  Agreement arising from (i) prior to the Amendment  Effective Date,  Borrower's  failure to deliver the financial statements required under Sections 7.3(ii), (iii) and (iv)
of the Existing Credit Agreement within the time period specified therein,  (ii)
Borrower's  failure to comply  with the  requirements  of Section  8.1(o) of the
Existing Credit  Agreement,  (iii) Borrower's  failure to make the principal and interest payments due on the Term Loan on August 1, 2007,  September 1, 2007 and
October 1, 2007,  and (iv)  Borrower's  failure to comply with Section 8.1(n) of the  Existing  Credit  Agreement  arising from the payment  defaults  previously disclosed to Lender in writing by the Borrower.

                  (b) The waiver given  herein is strictly  limited to its terms and shall  not have any  force and  effect  other  than as  expressly  set forth herein. The Lender specifically  retains all its present and future rights under the Credit Agreement,  including rights in connection with the  representations, conditions and covenants thereof, except as specifically modified by the limited waiver described in Section 2(a) of this Amendment. No further waiver, either of additional terms or for any additional period, or consents of any kind, shall be implied from the waiver granted  herein.  Without  limiting the  foregoing,  the
Borrower  expressly  acknowledges  that the Lender  has not made any  statement,

promise or  commitment,  or given any promise or assurance,  express or implied, that any waiver would be granted in the future.

            3. AMENDMENTS.

                  (a)  GENERAL  DEFINITIONS.  On the  terms and  subject  to the conditions  of this  Amendment,  Section 1 of the Existing  Credit  Agreement is
hereby amended as follows:

                        (1) The following definitions in Section 1 of the
Existing  Credit  Agreement are hereby amended and restated in their entirety to read as follows:

                  "PP. "Other Agreements" means all agreements, instruments
      and documents,  including, without limitation, the Warrants, the Lock
      Box Agreement, any notes, guaranties,  letters of credit,  mortgages, deeds of trust, pledges, powers of attorney,  consents,  assignments, contracts,  notices, security agreements,  leases, warrants,  account pledge and control agreements, fee arrangements, financing statements and all other written matter heretofore, now and/or from time to time hereafter  executed  by and/or on behalf  and/or  for the  benefit of
      Borrower and delivered to Lender."

                  "AAA.  "Revolving  Commitment"  means the commitment,  if
      any, of Lender to make Revolving Advances  hereunder,  subject to the terms hereof, in an aggregate amount up to Three Million Five Hundred
      Thousand and No/100 Dollars  ($3,500,000.00),  as such commitment may be reduced from time to time pursuant to Section 4.3 or Section 8.2."

                  "CCC.   "Revolving  Loan  Termination   Date"  means  the
      earliest of (a) January 31, 2008,  (b) the date of termination of the
      Revolving Commitments pursuant to Section 4.3 hereof and (c) the date on which  Borrower  Liabilities  become due and  payable  pursuant to
      Section 8.2 hereof."

                  (2) The following new definitions  shall be added to Section 1
      of  the  Existing  Credit   Agreement  to  be  added  in  the  appropriate
      alphabetical order:

                  "Amendment Closing Date" shall mean October 3, 2007.

                  "Cash  Flow  Forecast"  shall mean the  Borrower's  forecasted
Weekly  Cash Flows and Weekly Cash  Balance  for the period  from the  Amendment
Closing Date to January 31, 2008, in the form delivered by Borrower to Lender on
October 3, 2007.

                  "First  Amendment to Loan  Documents"  shall mean that certain
Amendment No. 1 to Loan Documents, dated as of October 3, 2007, among Lender and
Borrower.

                  "Lock Boxes" shall mean the post office boxes described in the
Lock Box Agreement.

                  "Lock Box Account"  shall mean the "Account" as defined in the
Lock Box Agreement.

                  "Lock Box  Agreement"  shall  mean a Deposit  Account  Control
Agreement with respect to the Lock Box Account with a financial  institution and in such form as shall be acceptable to Lender in its sole discretion.

                  "Revolving Loan Termination Fee" shall mean an amount equal to the amount set forth below:

   DATE OF PAYMENT IN FULL OF REVOLVING LOAN AND                  REVOLVING LOAN
        TERMINATION OF REVOLVING COMMITMENT                         TERMINATION
                                                                        FEE

   On or prior to December 31, 2007                                  $130,000

   From January 1, 2008 to and including January 30, 2008            $200,000

   January 31, 2008                                                  $250,000

   From February 1, 2008 to and including February 15, 2008          $350,000

   From February 16, 2008 to and including February 29, 2008         $450,000

   From March 1, 2008 to and including March 15, 2008                $600,000

   On or after March 16, 2008                                        $750,000

                  "Weekly Cash Balance" shall mean the  Borrower's  unrestricted cash balance in accordance with GAAP as of 5 p.m.,  Eastern Standard Time, as of the end of each applicable week, as shown on the Weekly Cash Report.

                  "Weekly  Cash  Flows"  shall mean the  Borrower's  actual cash receipts,  disbursements and the resulting net cash flow for the applicable week in each case in accordance with GAAP, as reported in the Weekly Cash Report.

                  "Weekly  Cash  Report"  has the  meaning  set forth in Section
7.3(vi) hereof.

                  (b) THE LOANS.  On the terms and subject to the  conditions of this Amendment,  Section 2.1 of the Existing Credit  Agreement is hereby amended as follows:

                        (1) TERM LOAN. The third sentence of Section
2.1(a) of the Existing  Credit  Agreement is hereby  amended and restated in its entirety to read as follows:

                  "The Term  Loan  shall be  repaid  in  monthly  scheduled
      installments  as follows:  (i) on the  Amendment  Closing  Date,  the principal  and interest  payments that were due on August 1, 2007 and
      September 1, 2007 under the Existing Credit Agreement  (together with all applicable service charges and default interest thereon); (ii) on
      the  Amendment   Closing  Date,  any  accrued  and  unpaid   interest

      calculated with an interest rate equal to 12.84%, (iii) commencing on
      November  1,  2007  and on the  first  Business  Day  of  each  month thereafter,  up to and including  January 1, 2008,  three (3) monthly payments,  each of interest only (paid in arrears); and finally, (iv)
      on January 31, 2008, the entire unpaid  principal  amount of the Term
      Loan, plus interest thereon, and the Terminal Payment."

                        (2) REVOLVING LOAN. Section 2.1(b) of the Existing
Credit  Agreement  is hereby  amended and  restated  in its  entirety to read as follows:

                  "(b)  REVOLVING  LOAN.  On the terms and  subject  to the
      conditions  contained in this Loan  Agreement,  Lender agrees to make revolving  advances to Borrower  (each,  a "Revolving  Advance") from time to time on any  Business  Day during  the  period  from the date hereof  until the  Revolving  Loan  Termination  Date in an aggregate principal  amount  at any time  outstanding  for all  such  Revolving
      Advances not to exceed the Revolving Commitment.  Each borrowing of a
      Revolving  Advance  (other  than  a  Revolving  Advance  made  on the
      Amendment Closing Date) shall be made on notice (substantially in the form of Exhibit B hereto)  given by Borrower to Lender not later than
      9:00 a.m.  (prevailing  Chicago time) not less than five (5) Business
      Days prior to the date of such proposed  borrowing.  On the Amendment
      Closing Date,  Borrower shall make a borrowing of a Revolving Advance in an amount not less than $750,000.  Thereafter, each borrowing of a
      Revolving  Advance  shall be in an aggregate  amount of not less than
      $200,000 and in increments  of $50,000.  Borrower may not borrow more than two (2) Revolving  Advances in any calendar  month. On and after the Amendment  Closing Date, the proceeds of each  Revolving  Advance shall be used solely to pay (i) fees,  expenses and other amounts due hereunder,  (ii)  operating  expenses  incurred  by  Borrower  in the ordinary  course of business after the Amendment  Closing Date,  (ii)
      accounts  payable that (A) were  incurred by Borrower in the ordinary course of business prior to the Amendment  Closing Date, (B) are owed to Persons that are not  Affiliates of Borrower and (C) were incurred in accordance  with the Cash Flow Forecast,  and (iii) up to $350,000 of  additional  Borrower's  accounts  payable  payables  owed  by the
      Borrower to radio stations for media purchases  outstanding as of the
      Amendment Closing Date. Subject to the terms and conditions contained in this Loan  Agreement,  the Revolving Loan repaid may be reborrowed by  Borrower  under this  Section  2.1(b).  Borrower  shall repay the entire unpaid  principal  amount of the Revolving Loan, plus any fees and  interest  thereon,  in full on the  Revolving  Loan  Termination
      Date."

                  (c) EVIDENCE AND NATURE OF LOANS.  On the terms and subject to the conditions of this Amendment, the first sentence of Section 2.2 of the
      Existing  Credit  Agreement is hereby amended and restated in its entirety to read as follows:

                  "The Term Loan and the  Revolving  Loan made by Lender to
      Borrower  pursuant to this Loan  Agreement  (each,  a "Loan") will be evidenced  by one or more  promissory  notes  (in form and  substance satisfactory  to Lender) to be executed and  delivered by Borrower to
      Lender before or concurrently with Lender's disbursement of such Loan to or for the account of Borrower."

                  (d) CONDITIONS PRECEDENT.

                  (i)  On the  terms  and  subject  to the  conditions  of  this
      Amendment,  Section  2.5(a) of the  Existing  Credit  Agreement  is hereby amended and restated in its entirety to read as follows:

                  "(a)  The  following  conditions  precedent  must  be met
      before each Loan is made hereunder: (i) No event, condition or change that has had, or could  reasonably  be  expected to have,  a Material
      Adverse  Effect  shall  have  occurred  since  the date of the  First
      Amendment to Loan Documents,  (ii) The representations and warranties contained in this Loan Agreement and in the Other Agreements shall be true and correct on and as of the date of such Loan,  (iii) As of the date of such Loan,  no event shall have occurred and be continuing or would  result  from  such  Loan or the  application  of the  proceeds thereof  that  would  constitute  an Event of  Default  or a  Default
      (unless  such Event of Default or Default  has been waived in writing by Lender),  and (iv) Such other  conditions  precedent as Lender may reasonably  impose upon Borrower  from time to time.  With respect to the  conditions  set forth in clauses  (i),  (ii),  and (iii) of this
      Section 2.5(a), each of such conditions shall be met before each Loan is made hereunder, except as disclosed in writing to Lender."

                  (ii)  On the  terms  and  subject  to the  conditions  of this
      Amendment, Section 2.5(b)(xi) is deleted in its entirety.

                  (e)  INTEREST.  On the terms and subject to the  conditions of this  Amendment,  the first two  sentences  of Section 3.1 of the Existing
      Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  "Each  Revolving  Advance  made  pursuant  to  this  Loan
      Agreement shall bear interest payable monthly in arrears on the first
      Business Day of each month  calculated on the basis of a 360 day year and  actual  days  elapsed at a rate equal to the Prime Rate plus (i)
      1.65% per annum prior to the Amendment  Closing Date,  and (ii) 5.00%
      per annum on and  after the  Amendment  Closing  Date.  The Term Loan shall bear interest  payable monthly in arrears on the first Business
      Day of each month,  calculated on a 360 day year  comprised of twelve
      (12)  thirty  day  months at a per annum  rate  equal to the (x) Loan
      Interest  Rate  specified in the related note prior to the  Amendment
      Closing Date, which rate shall be 10.84%,  and (y) Loan Interest Rate specified in the related  amended and restated  note on and after the
      Amendment Closing Date, which rate shall be 12.84%."

                  (f) FEES.  On the terms and subject to the  conditions of this
Amendment, Section 3.2(a) is deleted in its entirety.

                  (g) TERM AND  PREPAYMENT.  On the  terms  and  subject  to the conditions  of this  Amendment,  Section 4 of the Existing  Credit  Agreement is
hereby amended as follows:

                        (1) MANDATORY  PREPAYMENT OF REVOLVING LOAN. Section 4.2
      of the Existing  Credit  Agreement  is hereby  amended and restated in its entirety to read as follows:

                  "4.2 MANDATORY PREPAYMENT OF REVOLVING LOAN. In the event
      the aggregate  outstanding principal amount of the Revolving Advances
      at  any  time  exceeds  the  Revolving  Commitment,   Borrower  shall
      promptly,  but not later than  three (3)  Business  Days,  prepay the
      Revolving Loan in an amount equal to such excess."

                        (2) VOLUNTARY PREPAYMENT AND COMMITMENT REDUCTION.
Sections 4.3(a) and (b) of the Existing Credit  Agreement are hereby amended and restated in their entirety to read as follows:

                  "(a)  Borrower  may upon at  least  ten  (10)  Business  Days'
      written  notice to Lender,  prepay,  except as provided in Section  4.3(b)
      below, without premium or penalty the outstanding  principal amount of any or all of the Revolving Loan, plus any fees and interest thereon, in whole or in part at any time; provided, that each partial prepayment shall be an aggregate principal amount not less than $200,000. Upon the giving of such notice of prepayment,  the principal amount of Revolving Loan specified to be prepaid  shall  become due and payable on the date  specified  for such prepayment."

                  "(b)  Borrower  may,  upon at least thirty (30) days'  written notice to Lender,  terminate in whole or reduce in part the unused portion of the  Revolving  Commitment;  provided,  however,  that (i) each partial reduction shall be in an aggregate amount of not less than $500,000,  (ii)
      Borrower shall not reduce the Revolving Commitment if, after giving effect to any  concurrent  prepayment  of the Revolving  Loan in accordance  with
      Section 4.3(a),  the aggregate  unpaid  principal  amount of the Revolving
      Advances  would exceed the total  Revolving  Commitment and (iii) Borrower shall  pay the  Revolving  Loan  Termination  Fee  concurrently  with  any repayment in full of the Revolving  Loan and  termination  in whole of the
      Revolving Commitment."

                  (h) BOARD  OBSERVER  RIGHTS.  On the terms and  subject to the conditions  of this  Amendment,  the Existing  Credit  Agreement is hereby amended to add the following new Section 5.10:

                  "5.10 BOARD OBSERVER  RIGHTS.  The Lender shall have the right to  designate  a  representative  (the  "Representative")  to  attend  all meetings  of each  Borrower's  Board of  Directors,  either  in  person or through video conference call (if available) or telephone, in a non-voting observer  capacity,  except for that part of any meeting  which deals with take out financing or  acquisition  offers.  Each Borrower  shall give the
      Representative copies of all notices, agenda, minutes,  consents and other materials  that it provides to its directors in the same manner and at the same time as it provides such  information  to its  directors,  except for materials about take out financing or acquisition offers."

                  (i)  LOCKBOX  ACCOUNT.   On  the  terms  and  subject  to  the
conditions of this Amendment, the Existing Credit Agreement is hereby amended to add the following new Section 5.11:

                  "5.11 LOCK BOX ACCOUNT.

                        (a) On or prior to November  15,  2007,  Borrower  shall
      enter into a Lockbox  Agreement.  If by December 31, 2007,  Borrower shall not have received a commitment letter negotiated in good faith with a bona fide investor to refinance the Loans in full by January 31, 2008, Borrower shall  instruct all Account  Debtors to pay all  Accounts  directly to the
      Lock Boxes and  otherwise  take such  reasonable  steps to ensure that all
      Account  Debtors  forward  payment   directly  to  such  Lock  Boxes.  If,
      notwithstanding  such  instructions,  Borrower  receives  any  payments on
      Accounts,  Borrower  shall  deposit,  in no event  later  than  the  first
      Business Day after the date of receipt  thereof,  such  payments  into the
      Lock Box Account.

                        (b) The Lock Boxes  shall be cash  collateral  accounts,
      with all cash,  checks and other similar items of payment in such accounts securing payment of the Loans and all other of Borrower's Liabilities, and in which Borrower shall have granted a lien to Lender.

                        (c)  Borrower  shall  and shall  cause  its  Affiliates,
      officers,  employees,  agents, directors or other Persons acting for or in concert with Borrower  (each a "Related  Person") to (i) hold in trust for
      Lender all checks, cash and other items of payment with respect to amounts owed to Borrower received by Borrower or any such Related Person, and (ii)
      within one (1) Business Day after  receipt by Borrower or any such Related
      Person of any checks,  cash or other  items of  payment,  deposit the same into the Lock Box  Account.  Borrower  and  each  Related  Person  thereof acknowledges  and  agrees  that all  cash,  checks  or  items  of  payment constituting  proceeds  of  Collateral  are the  property  of Lender.  All proceeds  of the  sale or other  disposition  of any  Collateral  shall be deposited directly into the Lock Box Account."

                  (j)  WORK-OUT  CONSULTANT.  On the  terms and  subject  to the conditions of this Amendment, the Existing Credit Agreement is hereby amended to add the following new Section 5.12:

                  "5.12 WORK-OUT CONSULTANT.  Borrower shall continue to
retain a work-out consultant acceptable to Lender in its sole discretion for the duration of the term of this Loan Agreement.  Seneca Financial Group,
Inc. is acceptable to Lender"

                  (k) WARRANTIES AND  REPRESENTATIONS.  On the terms and subject to the  conditions  of this  Amendment,  Section  6.1(k) of the Existing  Credit
Agreement is hereby deleted in its entirety.

                  (l)  REPORTING.  On the terms and subject to the conditions of this  Amendment,  Section 7.3 of the Existing  Credit  Agreement is hereby amended to add the  following new clause (vi) and to renumber the existing clause (vi) as clause (vii):

                  "(vi) no later  than 9:00  a.m.,  Eastern  Standard  Time,  on
      Tuesday of each week,  reports  setting forth actual Weekly Cash Flows and actual  Weekly  Cash  Balance  for the  previous  week (the  "Weekly  Cash
      Report"),"

                  (m)  Affirmative  Covenants.  On the terms and  subject to the conditions of this Amendment, Section 7.1 of the Existing Credit Agreement is hereby amended to add the following new clause (g):

                  "(g) SWMX,  Inc. shall take all actions  necessary to increase the number of authorized shares of Common Stock of SWMX, Inc. necessary in order to allow Lender to purchase all of the shares of Common Stock it has a right to  purchase  under the  Warrant  and the  Additional  Warrant (as defined in the First Amendment to Loan Documents),  which actions shall be taken as soon as practical after  Amendment  Closing Date, but in no event later than 30 days after Amendment Closing Date."

                  (n)  ACCOUNTS.  On the terms and subject to the  conditions of this  Amendment,  Section 7.4 of the Existing  Credit  Agreement is hereby amended and restated in its entirety as follows:

                  "7.4 COVENANTS RELATING TO ACCOUNTS.  As soon as available but in any event within five (5) days of the end of each calendar month and at such  other  times as may be  requested  by Lender as of the  period  then ended,  Borrower  shall  deliver to Lender a detailed  aging of Borrower's
      Accounts including all invoices aged by invoice date and due date (with an explanation of the terms offered),  together with a summary specifying the name, address,  and balance due for each Account Debtor.  Borrower may not grant any credit,  discount,  allowance  or  extension,  or enter into any agreement  for  any of  the  foregoing,  except  for  credits,  discounts, allowances or extensions not in excess of $25,000 per  transaction and any other  credit,  discount,  allowance  or  extension  made or  given in the ordinary  course of  Borrower's  business in  accordance  with  Borrower's historic  credit and collection  practices and policies  without the prior consent of Lender.  Lender  shall have the right at any time or times,  in
      Lender's  name or in the  name of a  nominee  of  Lender,  to  verify  the validity,  amount or any other matter  relating to any Accounts,  by mail, telephone, facsimile transmission or otherwise."

                  (o)  EVENTS  OF  DEFAULT.  On the  terms  and  subject  to the conditions of this Amendment,  Section 8.1 of the Existing  Credit  Agreement is
hereby amended and restated in its entirety as follows:

                  "8.1  EVENTS  OF  DEFAULT.  The  occurrence  of any one of the following  events  shall  constitute  a default  ("Event of  Default")  by
      Borrower  under  this Loan  Agreement:  (a) if  Borrower  fails to pay any principal  of any  Loans  when due and  payable  or fails to pay any other
      Borrower's  Liabilities  within  three (3) days after the same are due and
      payable;  (b)  if  any  representation,   warranty,  financial  statement,

      statement,  report  or  certificate  made,  deemed  made or  delivered  by
      Borrower,  or any of its officers,  to Lender is not true and correct when made,  deemed  made or  delivered;  (c) if  Borrower  fails or neglects to perform,  keep or  observe  any term,  provision,  condition  or  covenant contained  in this Loan  Agreement  or in the Other  Agreements,  which is required to be  performed,  kept or observed by  Borrower,  other than the payment of  Borrower's  Liabilities,  and (i) in the case of any  covenant contained in Section 7.1 hereof (other than Section  7.1(g)),  the same is not cured  within  fifteen  (15) days or (ii) in the case of any  covenant contained in Section 7.3(vi) hereof,  the same is not cured within one (1)
      Business  Day;  (d) if any of the  Collateral  or any other of  Borrower's other  material  assets  are  attached,  seized,  subjected  to a writ  or distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (e)
      if the  Borrower's  actual  Weekly  Cash Flow is less than the  Borrower's forecasted  Weekly  Cash Flow as shown in the Cash Flow  Forecast  by more than 25% and if the Borrower's actual Weekly Cash Balance is less than the
      Borrower's  forecasted  Weekly  Cash  Balance  as shown  in the Cash  Flow
      Forecast by more than 15%; (f) if a petition  under any section or chapter of the Bankruptcy Code or any similar law or regulation  shall be filed by or  against  Borrower  or if  Borrower  shall make an  assignment  for the benefit of its creditors or if any case or proceeding is filed by Borrower for its  dissolution or  liquidation,  and in the case of a petition filed against the Borrower,  such action or  proceeding  is not being  dismissed within  45  days  of  its  commencement;  (g)  if  Borrower  is  enjoined, restrained or in any way prevented by court order from  conducting  all or any material part of its business  affairs;  (h) if an application is made by Borrower or any Person for the  appointment  of a receiver,  trustee or custodian for the Collateral or any other of Borrower's assets, and in the case of an application  by any other Person other than the Borrower,  such application is not dismissed within 30 days of its commencement;  (i) if a notice of lien or Charges are filed of record  with  respect to any of the
      Collateral by any Person; (j) if any Change of Control shall occur; (k) if any money  judgment,  writ or warrant of attachment or similar process (if not adequately covered by insurance as to which a solvent and unaffiliated insurance  company  has  acknowledged  coverage)  individually  or in  the aggregate with any other such  judgment,  writ or warrant of attachment or similar  process  in excess of $50,000  shall be entered or filed  against
      Borrower or any of its Subsidiaries or any of their respective assets, and such money  judgment,  writ or warrant of attachment or similar process is not dismissed  within 15 days of its grant; (l) this Loan Agreement or any
      Other Agreement shall for any reason fail or cease to be valid and binding on, or  enforceable  against,  Borrower  or any  other  party  thereto  or
      Borrower shall so assert;  (m) this Loan Agreement or any Other  Agreement shall for any  reason  cease to be in full  force  and  effect or cease to create  a  valid  and  enforceable  lien  and  security  interest  on  any
      Collateral  purported to be covered  thereby or any such lien and security interest shall fail or cease to be a perfected and first priority lien and security  interest  (subject to  Permitted  Liens);  (n) if Borrower is in default (i) in the payment of any of  Borrower's  debt to Lender under any
      Other  Agreement;  or (ii) in the payment of any debt to any Person  other than  Lender in excess of  $50,000  or, in the case of clause (i) or (ii), any other event shall occur or condition  shall exist under any  agreement or  instrument  relating to any such debt and such  default,  condition or event  gives the  holders  of such debt (or any agent or  trustee on their behalf) the then current right to accelerate such  indebtedness,  provided that the foregoing shall not apply to defaults on debt obligations owed by the Borrower to radio stations for media purchases and other past due debt obligations  as of the  Amendment  Closing  Date  previously  disclosed to
      Lender in the Weekly  Cash Report by the  Borrower;  (o)  [Reserved];  (p)
      Borrower  changes  the  nature  of its  business  such  that it  ceases to generate a majority  of its revenue  from the  business  of  providing  an electronic exchange or forum for selling and purchasing  advertising media and ancillary  applications that use the same platform; (q) if two or more of Joshua Wexler,  Stavros Aloizos, James Caci and Michael Caprio ("Senior
      Executives")  cease to be  employed  by  Borrower in any 90 day period and each  departed  Senior  Executive is not  replaced  within 90 days of such
      Senior   Executive's   departure  with  an  executive  having   comparable
      experience   (in  the  reasonable   discretion  of  Borrower's   Board  of
      Directors);  provided that a senior  management change shall not be deemed to have  occurred  if the title  and/or  responsibilities  of such  Senior
      Executive  changes,   if  such  Senior  Executive   continues  to  provide
      substantial  and regular  services to  Borrower;  (r) a Material  Investor
      Event  occurs;  (s) Borrower  becomes  engaged in litigation or regulatory proceedings  which has had or would likely have a Material Adverse Effect;
      or (t) a  Material  Adverse  Effect  upon  the  Intellectual  Property  of
      Borrower  occurs.  Borrower shall provide  written notice of any events or circumstances  which  would  give rise to an Event of  Default  under this
      Section  8.1  promptly  (but in no event more than one (1)  Business  Day)
      after becoming aware of such events or circumstances.  Failure of Borrower to give  such  notice  promptly  shall  constitute  an  Event  of  Default hereunder."

                  (p) NOTES.  The existing  promissory notes evidencing the Term
Loan and the Revolving Loan are hereby amended and restated in their entirety in the forms attached hereto as Exhibit A and Exhibit B, respectively (the "Amended
Notes").

            4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS Amendment.  The
effectiveness  of the  provisions  of  Sections  2 and 3 of  this  Amendment  is conditioned upon, and such provisions shall not be effective until, satisfaction of the  following  conditions  (the  first  date on which  all of the  following conditions  have been  satisfied  being  referred  to  herein as the  "Amendment
Effective Date"):

                  (a) The  Lender  shall  have  received  this  Amendment,  duly executed and delivered by each Borrower.

                  (b)  The  Lender  shall  have  received  a  certificate  of an authorized  officer of each  Borrower,  dated as of the date of this  Amendment, certifying that attached thereto are true and correct copies of resolutions duly adopted by the board of directors or other  governing  body of such Borrower and continuing in effect, which authorize the execution, delivery and performance by such  Borrowers  of this  Amendment  and the  consummation  of the  transactions contemplated hereby.

                  (c) The  representations  and  warranties  set  forth  in this
Amendment shall be true and correct as of the Amendment Effective Date.

                  (d) The Lender shall have  received  from Borrower a notice of borrowing  of a  Revolving  Advance in an amount not less than  $750,000,  which

                                       10

advance shall occur on the Amendment  Effective Date and shall be reduced by (i)
a documentation fee in the amount of $50,000, as provided in Section 6(b) below,
(ii) service and late fees and (iii) the  principal  and interest  payments that were due on August 1, 2007 and  September  1,  2007  under the  Existing  Credit
Agreement  and the interest  payment that is due on the  Amendment  Closing Date under the Credit Agreement.

                  (e) The Lender shall have  received  from Borrower the Amended
Notes and the amended Warrant.

                  (f) The Lender shall have received from Borrower a new Warrant in the form attached hereto as Exhibit C (the "Additional Warrant").

            5. REPRESENTATIONS AND WARRANTIES.  In order to induce the Lender to enter into this  Amendment  and to amend the Existing  Credit  Agreement and the
Other  Agreements  in the  manner  provided  in this  Amendment,  each  Borrower represents and warrants to the Lender as follows:

                  (a) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this  Amendment,  the Amended Notes and the Additional  Warrant by such Borrower and the  performance by such Borrower of the Existing  Credit  Agreement and the
Other Agreements,  each as amended by this Amendment  (hereafter  referred to as the "Amended  Credit  Documents")  (i) are within the power of such Borrower and
(ii) have been duly  authorized  by all  necessary  actions  on the part of such
Borrower.

                  (b) ENFORCEABILITY.  Each of this Amendment, the Amended Notes and the  Additional  Warrant  and the  Amended  Credit  Documents  has been duly executed and  delivered  by such  Borrower and  constitutes  a legal,  valid and binding  obligation  of such  Borrower,  enforceable  against  such  Borrower in accordance with its terms, except as limited by bankruptcy,  insolvency or other laws  of  general  application  relating  to or  affecting  the  enforcement  of creditors' rights generally and general principles of equity.

                  (c)  NON-CONTRAVENTION.  The  execution  and  delivery by such
Borrower of this Amendment, the Amended Notes and the Additional Warrant and the
performance  by such Borrower of each of this  Amendment and the Amended  Credit
Documents  do  not  (i)  violate  any  provision  of  any  existing  law,  rule, regulation,  order,  writ,  injunction  or decree  of any court or  governmental authority to which it is subject;  (ii) violate any  provision  of, or result in the breach or the  acceleration  of, or entitle any other  Person to  accelerate
(whether after the giving of notice or lapse of time or both),  any  contractual obligation of any Borrower; or (iii) result in the creation or imposition of any lien (or the  obligation to create or impose any lien) upon any property,  asset or revenue of any Borrower (except for Permitted Liens).

                  (d)  GOVERNMENTAL  CONSENTS.  No  authorization or approval or other action by, and no notice to or filing with, any governmental  authority or regulatory  body is required for the due execution,  delivery and performance by such Borrower of this Amendment, the Amended Notes or the Additional Warrant.

                                       11

                  (e)  REPRESENTATIONS  AND WARRANTIES IN THE CREDIT  Agreement.
Such Borrower confirms that as of the Amendment  Effective Date and after giving effect to this Amendment,  (i) the representations  and warranties  contained in
Section 6 of the Credit Agreement are true and correct in all material  respects
(except to the extent any such  representation  and warranty is expressly stated
to have  been made as of a  specific  date,  in which  case it shall be true and correct  as of such  specific  date) and (ii) no  Default  has  occurred  and is continuing, except as set forth in Section 2 above.

            6. MISCELLANEOUS.

                  (a) REFERENCE TO AND EFFECT ON THE EXISTING  CREDIT  AGREEMENT
AND THE OTHER AGREEMENTS.

                        (i) Except as specifically amended by this
Amendment and the documents executed and delivered in connection  herewith,  the
Existing Credit  Agreement and the Other  Agreements  shall remain in full force and  effect  and are  hereby  ratified  and  confirmed  by the  Borrower  in all respects.

                        (ii) The execution and delivery of this Amendment
and  performance of the Amended Credit  Documents shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Existing Credit Agreement or any of the Other Agreements.

                        (iii) Upon the conditions precedent set forth herein
being  satisfied,  this  Amendment  shall be  construed as one with the Existing
Credit  Agreement,  and the Existing Credit Agreement  shall,  where the context requires, be read and construed throughout so as to incorporate this Amendment.

                        (iv) If there is any conflict between the terms and
provisions  of this  Amendment  and  the  terms  and  provisions  of the  Credit
Agreement or any Other  Agreement,  the terms and  provisions of this  Amendment shall govern.

                  (b)   COSTS   AND   EXPENSES.    Borrower    absolutely    and
unconditionally  agrees to pay to Lender, on demand by Lender at any time and as often as the occasion  therefor  may  require,  whether or not all or any of the transactions  contemplated by this Amendment are consummated:  (i) up to $50,000 in fees and  disbursements  of any  counsel  to  Lender in  connection  with the preparation,  negotiation,  execution,  or  delivery of this  Amendment  and any agreements  delivered in connection with the transactions  contemplated  hereby,
(ii) all fees and  disbursements of any counsel to Lender in connection with any new financing by or  restructuring  of Borrower  within 30 days of the Amendment
Effective  Date and  (iii)  expenses  which  shall at any  time be  incurred  or sustained  by Lender  or any  participant  of Lender or any of their  respective directors,  officers,  employees or agents as a consequence  of or in any way in connection with the  preparation,  negotiation,  execution,  or delivery of this
Amendment  and any  agreements  prepared,  negotiated,  executed or delivered in connection with the transactions contemplated hereby.

                                       12

                  (c)  HEADINGS.   Section  and  subsection   headings  in  this
Amendment  are  included  for  convenience  of  reference  only  and  shall  not constitute  a part of this  Amendment  for any  other  purpose  or be given  any substantive effect.

                  (d) COUNTERPARTS. This Amendment may be executed in any number of identical  counterparts,  any set of which  signed by all the parties  hereto shall be deemed to  constitute a complete,  executed  original for all purposes.
Transmission  by telecopier  (or by email of a PDF or similar  electronic  image file) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

                  (e)  GOVERNING  LAW. This  Amendment  shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section  5-1401 of the General  Obligations
Law of the State of New York.

                  (f) WAIVER OF TRIAL BY JURY.  BORROWER  AND LENDER  EACH WAIVE
THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING  BASED UPON,  ARISING OUT
OF, OR IN ANY WAY RELATING TO, THIS AMENDMENT,  WHETHER  SOUNDING IN CONTRACT OR
TORT OR OTHERWISE.

                  (g) RELEASE.

                        (i) In consideration of the agreements of Lender
contained herein and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases,  remises and forever discharges Lender and its  successors  and  assigns,  and its  present  and  former  shareholders,
affiliates,   subsidiaries,   divisions,   predecessors,   directors,  officers,
attorneys,  employees,  agents and other  representatives  (Lender  and all such other Persons being hereinafter  referred to collectively as the "Releasees" and individually  as a  "Releasee"),  of and from all  demands,  actions,  causes of action, suits, covenants, contracts,  controversies,  agreements, promises, sums of money,  accounts,  bills,  reckonings,  damages and any and all other claims, counterclaims,  defenses,  rights of set-off, demands and liabilities whatsoever
(individually,  a "Claim" and collectively,  "Claims") of every name and nature, known or unknown,  suspected or  unsuspected,  both at law and in equity,  which
Borrower or any of its successors,  assigns, or other legal  representatives may now or hereafter own,  hold,  have or claim to have against the Releasees or any of them for,  upon,  or by reason of any  circumstance,  action,  cause or thing whatsoever  which  arises  at any  time on or  prior to the day and date of this
Amendment,  including  for or on account of, or in relation to, or in any way in connection with any of the Credit  Agreement,  or any of the Other Agreements or
transactions thereunder or related thereto.

                        (ii) Each Borrower understands, acknowledges and
agrees that the  release  set forth above may be pleaded as a full and  complete defense and may be used as a basis for an injunction against any action, suit or other proceeding  which may be instituted,  prosecuted or attempted in breach of the provisions of such release.

                  (h) COVENANT NOT TO SUE.  Each  Borrower,  on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely,

                                       13

unconditionally and irrevocably,  covenants and agrees with and in favor of each
Releasee that it will not sue (at law, in equity,  in any regulatory  proceeding or  otherwise)  any  Releasee  on the basis of any Claim  released,  remised and discharged by Borrower  pursuant to Section 6(f) hereof.  If either  Borrower or any of its  successors,  assigns or other  legal  representations  violates  the foregoing covenant,  each Borrower,  for itself and its successors,  assigns and legal  representatives,  agrees to pay, in addition to such other damages as any
Releasee  may sustain as a result of such  violation,  all  attorneys'  fees and costs incurred by any Releasee as a result of such violation.

                            [SIGNATURE PAGE FOLLOWS]

                                       14

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be duly executed as of the date first above written.

                                    BORROWER:

                                    SWMX, INC.,
                                    A DELAWARE CORPORATION

                                    By: /s/ James Caci
                                        ----------------------------------------
                                    Name:  James Caci
                                          --------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    SOFTWAVE MEDIA EXCHANGE, INC.,
                                    A DELAWARE CORPORATION

                                    By: /s/ James Caci
                                        ----------------------------------------
                                    Name:  James Caci
                                          --------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    LENDER:

                                    BLUECREST CAPITAL FINANCE, L.P.
                                    A DELAWARE LIMITED PARTNERSHIP

                                    By:   BlueCrest Capital Finance GP, LLC
                                    Its:  General Partner

                                          By: /s/ Robert Nagy
                                             -----------------------------------
                                          Name: Robert Nagy
                                               ---------------------------------
                                          Title: Manager
                                                --------------------------------

        [SIGNATURE PAGE TO AMENDMENT NO. 1 TO LOAN DOCUMENTS]